AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

Supplement dated October 16, 2018 to the current variable life prospectuses

This Supplement updates certain information in the most recent prospectus, and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. As applicable to your policy, please note the following change:

Change to AXA Equitable’s Interactive Telephone Service hours of operation

Effective October 22, 2018, AXA Equitable’s Interactive Telephone Service hours of operation will be changing.

Previously:

Monday to Friday, 8am-7pm

Starting October 22, 2018:

Monday to Thursday, 8am to 7pm

Friday, 8am to 5:30pm

Distributed by affiliate AXA Advisors, LLC and for certain policies, co-distributed by affiliate

AXA Distributors, LLC

1290 Avenue of the Americas

New York, NY 10104.

Copyright 2018 AXA Equitable Life Insurance Company and MONY Life Insurance Company of America. All rights reserved.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

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